UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 2, 2016

LIQUIDITY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-51813	52-2209244
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1920 L Street, N.W., 6th Floor, Washington, D.C.	20036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (202) 467-6868

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On June 2, 2016, Liquidity Services, Inc. (the “Company”) established a written repurchase plan pursuant to the guidance specified under Rule 10b5-1 of the Securities Exchange Act of 1934 (such plan, the “Repurchase Plan”).  Pursuant to the Repurchase Plan, a broker is authorized to repurchase up to a maximum of $10,126,619 of the Company’s common stock, subject to the repurchase criteria established under the plan, including price conditions, and applicable securities laws.  The Repurchase Plan expires on June 1, 2017.   Except as may be required by applicable law, the Company does not undertake to report modifications, terminations, or other activities under the Repurchase Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: June 7, 2016	By:	/s/ Mark Shaffer
	Name:	Mark Shaffer
	Title:	Acting General Counsel and Corporate Secretary